Exhibit 99.1

        Amegy Bank of Texas Continues Growth in First Quarter

    HOUSTON--(BUSINESS WIRE)--April 25, 2005--Southwest Bancorporation of Texas, Inc., parent of Amegy Bank N.A. (NASDAQ:ABNK)

    1st Quarter Highlights

    -- Diluted earnings per common share were $0.24 for the quarter, up 8.7% over the prior year; unchanged linked quarter

    -- Diluted earnings per common share before merger-related expenses, name change expenses, gains on sales of certain assets, and intangible amortization expense was $0.26 for the quarter, up 10%, adjusted, from the prior year

    -- Total revenue increased 22% over prior year; up 1.6% linked quarter

    -- Noninterest income increased 31% over prior year; up 7.4% linked quarter

    -- Noninterest expenses before merger-related expenses, name change expenses, and intangible amortization expense declined $543,000 linked quarter

    -- Average loans held for investment increased 27% over prior year; 15% annualized on a linked quarter basis

    -- Average deposits grew 22% over prior year; up 0.1% linked quarter; excluding the loss of one large depository relationship, deposits grew 1.6% linked quarter

    -- Average assets increased 26% over prior year to $7.56 billion; up 3.2% linked quarter

    -- Asset quality indicators remain positive; nonperforming assets were 48 basis points at quarter end

    -- Successful operational conversion with Klein Bank occurred on March 7

    -- Veteran Amegy banker Debbie Innes assumes additional leadership role as head of retail group

    -- Name change enthusiastically launched; holding company name change to Amegy Bancorporation, Inc. anticipated at May 4 shareholder meeting

    Southwest Bancorporation of Texas, Inc., parent of Amegy Bank N.A. (NASDAQ:ABNK), today reported first quarter results that reflect the successful continuation of its strategy to build its core businesses.
    For the quarter ended March 31, 2005, net income was $16.9 million, or $0.24 per diluted common share, compared to $15.3 million for the quarter ended March 31, 2004, or $0.22 per diluted common share. Adjusted for merger-related and name change expenses, and gains on sales of certain assets, net income would have been $18.9 million, or $0.26 per diluted common share, an increase of 10% from the same period last year. (Exhibit IV presents reconcilements of all non-GAAP disclosures.)
    Return on average assets and return on average common shareholders' equity for the three months ended March 31, 2005 were 0.91% and 11.66%, respectively, compared to 1.02% and 12.04%, respectively, for the same period in 2004. Adjusted for merger-related and name change expenses, and gains on sales of certain assets, return on average assets and return on average common shareholders' equity would have been 0.94% and 12.03% respectively.
    Total revenue for the first quarter of 2005 was $91.0 million, an increase of 22% over the same period in 2004 and up 1.6% linked quarter. Average loans held for investment were $4.58 billion, a 27% increase over the first quarter of 2004 and an increase of 3.8% linked quarter or 15% on an annualized basis. Average deposits were $5.46 billion, an increase of 22% over the comparable period in 2004 and 0.1% linked quarter. An account with average deposit balances of $155 million in the fourth quarter of 2004 exited the bank in the first quarter of 2005 due to a change in the client's business relationships. This account represented the highest priced deposit relationship in the bank and these funds were replaced at a lower cost. Excluding this account, average deposits grew $86.2 million linked quarter, up 1.6%. Average assets increased to $7.56 billion, a 26% increase from the first quarter of 2004 and an increase of 3.2% linked quarter.
    "As I reflect back over the past two years, I am very pleased with our progress," said Paul Murphy, Chief Executive Officer. "First of all, our core growth has been exceptional. Additionally, we accomplished three strategic mergers with great banks and increased our branch network from 33 to more than 75 branches in Texas' two largest cities where we believe strong opportunities exist for our type of banking. While important to our strategic growth, these activities have had a cost in short term merger-related expenses, core deposit intangible amortization expense, and in higher interest expense. However, the results this quarter from our focus on merger integration, expense management and deposit growth are meeting our expectations. We believe we are very well-positioned for the future."

    Net Interest Income

    Net interest income increased to $62.2 million, or 18%, for the first quarter of 2005 over the same period a year earlier and decreased 0.9% linked quarter. The taxable-equivalent net interest margin decreased 4 basis points linked quarter to 3.87%. The yield on the loan portfolio increased by 31 basis points and the yield from the securities portfolio increased 9 basis points from the fourth quarter of 2004. Cost of funds, including demand deposits, was 147 basis points for the quarter, up 28 basis points linked quarter.
    "Our lending capabilities are fully engaged and we see deposit growth as key. We are very pleased that, in addition to treasury management, Debbie Innes will head up our retail group as we continue the growth in this area since its successful launch six years ago. Her track record has been outstanding and the team she has built is extraordinary. We are looking forward to having her enthusiasm and dedication in this expanded role," said Scott McLean, President. "Loan growth was fairly well distributed among the lending groups with the primary growth in the real estate and the commercial and industrial groups. We also are delighted with our team in the Dallas-Fort Worth Metroplex, which has grown loans outstanding to over $400 million at quarter end. The lending and treasury management teams are making some excellent headway in that market."
    The fixed rate portion of the loan portfolio continues to decline both in percentage and in dollar terms. Since June 2004, when it was 33% of the portfolio, the fixed rate portion of the loan portfolio has declined to 30% at March 31, 2005. The shared national credit portion of the portfolio declined to $755 million during the quarter from $766 million at year-end 2004.
    "The banking industry continues to face a challenging environment due to a flattening yield curve and margin compression and we are no exception," added Murphy. "Fortunately, our strong sales culture is enabling us to grow the Bank despite these headwinds."

    Noninterest Income

    For the three months ended March 31, 2005, noninterest income totaled $28.8 million, a 31% increase from the same period in 2004 and a 7.4% increase linked quarter. Service charges on deposit accounts were $11.3 million, down 12% linked quarter, primarily due to seasonal factors on balance levels on some major depository accounts, to an increase in the earnings credit rate, and to lower retail service charges. Investment services and trust fee income was consistent with a record fourth quarter of 2004 and was up 21% over prior year. Other fee income increased 5.7% linked quarter to $7.34 million driven by gains in retail services, loan commitment and servicing fees. Other operating income increased due to an $863,000 gain on the sale of the Bank's interest in the PULSE network and a gain on the sale of an unused drive-through facility in downtown Houston of $1.2 million.

    Noninterest Expenses

    Noninterest expenses before merger-related and name change expenses and intangible amortization expense declined $543,000 linked quarter. Adjusting for merger-related and name change expenses and intangible amortization expense, first quarter expenses would have been $59.1 million, down from fourth quarter adjusted expenses of $59.6 million. Core deposit intangible amortization expenses were $2.2 million in the first quarter, unchanged linked quarter. On an as reported basis, noninterest expenses were $64.2 million for the quarter compared to $64.0 million linked quarter and $50.1 million in the first quarter of 2004.
    "We are moving toward a more normal operating expense level," said Randy Meyer, Chief Financial Officer. "As predicted, operating expenses in occupancy and the other expense categories continue to decline as we experience the cost saves anticipated with the Klein Bank operational merger which was completed on March 7. We anticipate the $2.2 million core deposit intangible amortization expenses in this quarter will begin to decline by the fourth quarter of this year. Our goal is continued improvement as we complete the merger integration process and right-size our expense run rate to revenue growth rates."
    On a taxable-equivalent basis, the efficiency ratio was 66.94% for the first quarter of 2005 down from 67.83% linked quarter. Adjusted for merger-related and name change expenses, and gains on sales of certain assets, the taxable-equivalent efficiency ratio would have been 65.28% compared to 65.46% on a linked quarter basis.
    The effective tax rate for the first quarter 2005 was 28.5% compared to 24.5% linked quarter.

    Asset Quality

    Asset quality continued to be a strength during the first quarter. Nonperforming assets declined to $22.1 million, or 0.48% of loans and other real estate, compared to $25.1 million, or 0.55% of loans and other real estate, linked quarter. Allowance for credit losses to total loans is 1.09% at March 31, 2005, compared to 1.11% linked quarter. The allowance for loan losses to nonperforming loans was 358.92% at March 31, 2005 compared to 304.50% linked quarter.

    Total Loans, Deposits, Investments, Assets, and Equity

    Total loans held for investment were $4.61 billion at March 31, 2005, an increase of 24% from the first quarter of 2004 and 1.5% on a linked quarter basis. Total deposits at March 31, 2005 were $5.81 billion, an increase of 23% from the first quarter of 2004 and 3.3% on a linked quarter basis. Investment securities were $1.92 billion at March 31, 2005, an increase of 22% from the first quarter of 2004 and a decrease of 3.3% linked quarter. At March 31, 2005, total assets were $7.56 billion, an increase of 24% from the first quarter of 2004 and an increase of 0.7% linked quarter. Total shareholders' equity was $577.2 million at March 31, 2005 and the Tier 1 leverage ratio was 7.80%.
    Southwest Bancorporation of Texas, Inc., the parent company of Amegy Bank N.A., is the largest independent bank holding company headquartered in Houston, Texas. The Company focuses on commercial lending, treasury management and investment services for businesses in the southwest, private financial management and trust services for families and individuals, and retail and mortgage banking services. The Company, with $7.56 billion in assets, has more than 75 full-service branches located throughout the Houston and Dallas metropolitan areas.

    Utilization of Financial and Certain Non-GAAP Financial Measures:

    Consolidated financial information and supplemental unaudited data schedules follow in this release. Exhibits I and II provide additional information on the net interest margin, including average balances and average rates for both assets and liabilities for the periods presented. Exhibit III presents quarterly comparative data. Exhibit IV presents reconcilements of non-GAAP disclosures. Management believes that these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the Company and facilitates comparisons with the performance of others in the financial services industry. Because of the significant amount of deposit base intangible amortization, Management believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Management also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Management uses non-GAAP measures internally for performance measurement and goal setting for incentive compensation purposes and for benchmarking purposes in relation to peer institutions in the banking industry. Although Management believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered as an alternative to GAAP basis financial measures.

    Conference Call Information:

    The Company's earnings release and the related financial supplements will be available on www.amegybank.com, the Company's website, prior to the beginning of the conference call.

    The conference call for analysts and investors will be Tuesday, April 26 at 10:30 a.m. CST (11:30 a.m. EST) and may be accessed by dialing 1-866-837-9781 and referencing "Southwest Bancorporation of Texas/ABNK First Quarter Earnings Call." The call is also available on the web http://www.vcall.com/CEPage.asp?ID=91336. The call will be archived and may be accessed by calling 1-888-266-2081 and entering 678833 as the PIN.

    Forward-Looking Statements:

    Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.



Southwest Bancorporation of Texas, Inc.
Consolidated Financial Information (unaudited)
(dollars in thousands, except per share data)

                                        1Q-05       1Q-04    % change
                                     ----------- ----------- ---------
Balance sheet averages
----------------------
  Loans held for investment          $4,578,891  $3,601,637     27.1%
  Loans held for sale                   103,679      95,617      8.4%
  Investment securities               1,957,288   1,555,791     25.8%
  Securities purchased under resale
   agreements                                 -      23,077   -100.0%
  Fed funds sold and other interest-
   earning assets                        44,143      51,512    -14.3%
                                     ----------- -----------
    Total interest-earning assets     6,684,001   5,327,634     25.5%
                                     ----------- -----------
  Allowance for loan losses             (50,663)    (45,770)    10.7%
  Cash and due from banks               321,832     323,517     -0.5%
  Goodwill                              149,863      45,689    228.0%
  Core deposit intangibles               26,119       7,934    229.2%
  Other assets                          429,243     354,793     21.0%
                                     ----------- -----------
    Total assets                     $7,560,395  $6,013,797     25.7%
                                     =========== ===========

  Noninterest-bearing deposits       $1,764,238  $1,491,064     18.3%
  Interest-bearing demand deposits      110,646      60,359     83.3%
  Savings deposits                    2,254,124   1,912,839     17.8%
  Time deposits                       1,329,170   1,005,189     32.2%
                                     ----------- -----------
    Total deposits                    5,458,178   4,469,451     22.1%
  Repurchase agreements and other
   borrowed funds                     1,479,886   1,008,229     46.8%
  Other liabilities                      33,073      25,425     30.1%
  Shareholders' equity                  589,258     510,692     15.4%
                                     ----------- -----------
    Total liabilities and
     shareholders' equity            $7,560,395  $6,013,797     25.7%
                                     =========== ===========

Income statement data
---------------------
  Interest and fees on loans            $67,200     $48,862     37.5%
  Interest on securities                 19,830      14,549     36.3%
  Interest on fed funds sold and
   other interest-earning assets            284         189     50.3%
                                     ----------- -----------
    Total interest income                87,314      63,600     37.3%
                                     ----------- -----------
  Interest on deposits                   15,494       8,070     92.0%
  Interest on subordinated
   debentures                             2,516         545    361.7%
  Interest on other borrowings            7,104       2,387    197.6%
                                     ----------- -----------
    Total interest expense               25,114      11,002    128.3%
                                     ----------- -----------
    Net interest income                  62,200      52,598     18.3%
  Provision for loan losses               3,100       1,909     62.4%
                                     ----------- -----------
    Net interest income after
     provision                           59,100      50,689     16.6%
                                     ----------- -----------
  Service charges on deposit
   accounts                              11,347      11,040      2.8%
  Investment services                     3,605       2,970     21.4%
  Other fee income                        7,335       4,803     52.7%
  Other operating income                  6,482       3,049    112.6%
  Gain (loss) on sales of
   securities, net                            2          26    -92.3%
                                     ----------- -----------
    Total noninterest income             28,771      21,888     31.4%
                                     ----------- -----------
    Total revenue                        90,971      74,486     22.1%
                                     ----------- -----------
  Salaries and benefits                  34,729      27,981     24.1%
  Occupancy expenses                     10,605       8,258     28.4%
  Other expenses                         18,839      13,862     35.9%
                                     ----------- -----------
    Total noninterest expenses           64,173      50,101     28.1%
                                     ----------- -----------
    Income before income taxes           23,698      22,476      5.4%
  Provision for income taxes              6,754       7,189     -6.1%
                                     ----------- -----------

    Net income                          $16,944     $15,287     10.8%
                                     =========== ===========
    Basic earnings per common share       $0.24       $0.22      8.3%
                                     =========== ===========
    Diluted earnings per common
     share                                $0.24       $0.22      8.7%
                                     =========== ===========
    Dividends per common share            $0.03       $0.03      0.0%
                                     =========== ===========

    Period end # of shares
     outstanding                         70,194      68,612      2.3%
    Weighted avg # of shares
     outstanding (incl CSE's)            71,644      70,282      1.9%

Nonperforming assets
--------------------
  Nonaccrual loans                      $12,421     $17,671    -29.7%
  Accruing loans 90 or more days past
   due                                    1,312       3,044    -56.9%
  Restructured loans                          -           -      0.0%
  ORE and OLRA                            8,378       4,722     77.4%
                                     ----------- -----------
    Total nonperforming assets          $22,111     $25,437    -13.1%
                                     =========== ===========

Changes in allowance for credit
 losses
-------------------------------
  Allowance for loan losses -
   beginning of period                  $49,408     $41,611     18.7%
  Provision for loan losses               3,100       1,909     62.4%
  Charge-offs                            (4,527)     (1,382)   227.6%
  Recoveries                              1,310       2,329    -43.8%
  Allowance acquired through mergers
   and acquisitions                           -       2,116   -100.0%
                                     ----------- -----------
  Allowance for loan losses - end of
   period                                49,291      46,583      5.8%
                                     ----------- -----------
  Reserve for unfunded lending
   commitments - beginning of period      1,851       1,397     32.5%
  Provision for unfunded lending
   commitments                               54          91    -40.7%
                                     ----------- -----------
  Reserve for unfunded lending
   commitments - end of period            1,905       1,488     28.0%
                                     ----------- -----------
  Allowance for credit losses           $51,196     $48,071      6.5%
                                     =========== ===========

Ratios
------
  Return on average assets                 0.91%       1.02%
  Return on average common
   shareholders' equity                   11.66%      12.04%
  Tier 1 leverage ratio                    7.80%       8.35%
  Total capital to risk weighted
   assets                                 11.22%(a)   10.76%
  Taxable-equivalent yield on
   interest-earning assets                 5.39%       4.88%
  Cost of funds with demand accounts       1.47%       0.81%
  Taxable-equivalent net interest
   margin                                  3.87%       4.05%
  Taxable-equivalent efficiency
   ratio                                  66.94%      65.16%
  Demand deposits to total deposits       32.32%      33.36%
  Noninterest income to total income      31.63%      29.39%
  Noninterest expense to average
   interest-earning assets                 3.89%       3.78%
  Operating leverage                     $1,279     $(1,932)
  Nonperforming assets to loans and
   other real estate                       0.48%       0.68%
  Net charge-offs to average loans         0.28%      (0.11)%
  Allowance for credit losses to
   total loans                             1.09%       1.29%
  Allowance for loan losses to
   nonperforming loans                   358.92%     224.88%

Common stock performance
------------------------
  Market value of common stock -
   Close                                $18.350     $18.865
  Market value of common stock -
   High                                 $23.690     $19.955
  Market value of common stock - Low    $18.020     $18.425
  Book value of common stock              $8.22       $7.63
  Market/book value of common stock         223%        247%
  Price/12 month trailing earnings
   ratio                                     19          22

Other data
----------
  EOP Employees  - full time
   equivalent                             2,133       1,839     16.0%

Period end balances
-------------------
  Loans held for investment          $4,605,813  $3,720,950     23.8%
  Loans held for sale                   110,239     101,944      8.1%
  Investment securities               1,919,265   1,576,977     21.7%
  Securities purchased under resale
   agreements                                 -           -      0.0%
  Fed funds sold and other interest-
   earning assets                        63,367      52,678     20.3%
                                     ----------- -----------
    Total interest-earning assets     6,698,684   5,452,549     22.9%
                                     ----------- -----------
  Allowance for loan losses             (49,291)    (46,583)     5.8%
  Cash and due from banks               274,842     290,796     -5.5%
  Goodwill                              150,042      55,094    172.3%
  Core deposit intangibles               24,998      11,661    114.4%
  Other assets                          460,233     352,189     30.7%
                                     ----------- -----------
    Total assets                     $7,559,508  $6,115,706     23.6%
                                     =========== ===========

  Noninterest-bearing demand
   deposits                          $1,751,106  $1,625,647      7.7%
  Interest-bearing demand deposits      114,570      72,009     59.1%
  Savings deposits                    2,227,186   1,985,622     12.2%
  Time deposits                       1,712,845   1,019,666     68.0%
                                     ----------- -----------
    Total deposits                    5,805,707   4,702,944     23.4%
  Repurchase agreements and other
   borrowed funds                     1,138,460     854,005     33.3%
  Other liabilities                      38,153      35,526      7.4%
  Shareholders' equity                  577,188     523,231     10.3%
                                     ----------- -----------
    Total liabilities and
     shareholders' equity            $7,559,508  $6,115,706     23.6%
                                     =========== ===========


                                        FY 04       FY 03    % change
                                     ----------- ----------- ---------
Balance sheet averages
----------------------
  Loans held for investment          $3,953,737  $3,266,246      21.0%
  Loans held for sale                    98,607      95,931       2.8%
  Investment securities               1,715,176   1,355,900      26.5%
  Securities purchased under resale
   agreements                             6,350      27,041     -76.5%
  Fed funds sold and other interest-
   earning assets                        47,260      62,538     -24.4%
                                     ----------- -----------
    Total interest-earning assets     5,821,130   4,807,656      21.1%
                                     ----------- -----------
  Allowance for loan losses             (49,139)    (40,546)     21.2%
  Cash and due from banks               279,885     264,233       5.9%
  Goodwill                               77,082      14,169     444.0%
  Core deposit intangibles               14,523       3,235     348.9%
  Other assets                          359,375     301,540      19.2%
                                     ----------- -----------
    Total assets                     $6,502,856  $5,350,287      21.5%
                                     =========== ===========

  Noninterest-bearing deposits       $1,611,636  $1,281,546      25.8%
  Interest-bearing demand deposits       81,286      45,493      78.7%
  Savings deposits                    2,045,793   1,790,072      14.3%
  Time deposits                       1,105,856   1,004,928      10.0%
                                     ----------- -----------
    Total deposits                    4,844,571   4,122,039      17.5%
  Repurchase agreements and other
   borrowed funds                     1,096,049     722,038      51.8%
  Other liabilities                      29,047      34,024     -14.6%
  Shareholders' equity                  533,189     472,186      12.9%
                                     ----------- -----------
    Total liabilities and
     shareholders' equity            $6,502,856  $5,350,287      21.5%
                                     =========== ===========

Income statement data
---------------------
  Interest and fees on loans           $217,140    $185,666      17.0%
  Interest on securities                 65,363      49,610      31.8%
  Interest on fed funds sold and
   other interest-earning assets            726         968     -25.0%
                                     ----------- -----------
    Total interest income               283,229     236,244      19.9%
                                     ----------- -----------
  Interest on deposits                   39,830      36,971       7.7%
  Interest on subordinated debentures     3,561         516     590.1%
  Interest on other borrowings           13,286       8,238      61.3%
                                     ----------- -----------
    Total interest expense               56,677      45,725      24.0%
                                     ----------- -----------
    Net interest income                 226,552     190,519      18.9%
  Provision for loan losses              10,212      11,850     -13.8%
                                     ----------- -----------
    Net interest income after
     provision                          216,340     178,669      21.1%
                                     ----------- -----------
  Service charges on deposit accounts    46,345      40,065      15.7%
  Investment services                    12,682       9,712      30.6%
  Other fee income                       22,722      18,326      24.0%
  Other operating income                 14,768      13,882       6.4%
  Gain (loss) on sales of securities,
   net                                      (12)      1,224    -101.0%
                                     ----------- -----------
    Total noninterest income             96,505      83,209      16.0%
                                     ----------- -----------
    Total revenue                       323,057     273,728      18.0%
                                     ----------- -----------
  Salaries and benefits                 117,869      97,176      21.3%
  Occupancy expenses                     37,657      29,690      26.8%
  Other expenses                         61,085      46,876      30.3%
                                     ----------- -----------
    Total noninterest expenses          216,611     173,742      24.7%
                                     ----------- -----------
    Income before income taxes           96,234      88,136       9.2%
  Provision for income taxes             27,691      27,407       1.0%
                                     ----------- -----------

    Net income                          $68,543     $60,729      12.9%
                                     =========== ===========
    Basic earnings per common share       $0.99       $0.89      11.0%
                                     =========== ===========
    Diluted earnings per common share     $0.97       $0.87      11.0%
                                     =========== ===========
    Dividends per common share            $0.12       $0.05     140.0%
                                     =========== ===========

    Period end # of shares
     outstanding                         70,096      68,458       2.4%
    Weighted avg # of shares
     outstanding (incl CSE's)            70,875      69,716       1.7%

Nonperforming assets
--------------------
  Nonaccrual loans
  Accruing loans 90 or more days past
   due
  Restructured loans
  ORE and OLRA
    Total nonperforming assets

Changes in allowance for credit
 losses
-------------------------------
  Allowance for loan losses -
   beginning of period                  $41,611     $35,449      17.4%
  Provision for loan losses              10,212      11,850     -13.8%
  Charge-offs                            (9,032)     (8,265)      9.3%
  Recoveries                              3,147       1,151     173.4%
  Allowance acquired through mergers
   and acquisitions                       3,470       1,426     143.3%
                                     ----------- -----------
  Allowance for loan losses - end of
   period                                49,408      41,611      18.7%
                                     ----------- -----------
  Reserve for unfunded lending
   commitments - beginning of period      1,397       1,247      12.0%
  Provision for unfunded lending
   commitments                              454         150     202.7%
                                     ----------- -----------
  Reserve for unfunded lending
   commitments - end of period            1,851       1,397      32.5%
                                     ----------- -----------
  Allowance for credit losses           $51,259     $43,008      19.2%
                                     =========== ===========

Ratios
------
  Return on average assets                 1.05%       1.14%
  Return on average common
   shareholders' equity                   12.86%      12.86%
  Tier 1 leverage ratio                    7.81%       9.15%
  Total capital to risk weighted
   assets                                 11.02%      11.90%
  Taxable-equivalent yield on
   interest-earning assets                 4.96%       4.99%
  Cost of funds with demand accounts       0.95%       0.94%
  Taxable-equivalent net interest
   margin                                  3.99%       4.04%
  Taxable-equivalent efficiency ratio     64.41%      62.42%
  Demand deposits to total deposits       33.27%      31.09%
  Noninterest income to total income      29.87%      30.40%
  Noninterest expense to average
   interest-earning assets                 3.72%       3.61%
  Operating leverage                     $6,460      $2,750
  Nonperforming assets to loans and
   other real estate
  Net charge-offs to average loans         0.15%       0.22%
  Allowance for credit losses to
   total loans
  Allowance for loan losses to
   nonperforming loans

Common stock performance
------------------------
  Market value of common stock -
   Close                                $23.290     $19.425
  Market value of common stock - High   $25.010     $19.645
  Market value of common stock - Low    $18.425     $13.795
  Book value of common stock
  Market/book value of common stock
  Price/12 month trailing earnings
   ratio

(a) Estimated


EXHIBIT I

                             Rate Volume
                       3 Months Ended Analysis
                        (dollars in thousands)
                             (unaudited)

                                             Three Months Ended
                                               March 31, 2005
                                      --------------------------------
                                        Average    Interest   Average
                                      Outstanding  Earned/    Yield/
                                        Balance    Paid(1)     Rate
                                      ----------- ---------- ---------
Interest-earning assets:
   Loans                              $4,682,570    $67,413      5.84%
   Securities                          1,957,288     21,162      4.38
   Federal funds sold and other           44,143        284      2.61
                                      ----------- ---------- ---------
       Total interest-earning assets   6,684,001     88,859      5.39%
                                                  ---------- ---------

Less allowance for loan losses           (50,663)
                                      -----------
                                       6,633,338
Noninterest-earning assets               927,057
                                      -----------

       Total assets                   $7,560,395
                                      ===========


Interest-bearing liabilities:
   Money market and savings deposits  $2,364,770      7,012      1.20%
   Time deposits                       1,329,170      8,482      2.59%
   Repurchase agreements and other
    borrowed funds                     1,479,886      9,620      2.64
                                      ----------- ---------- ---------

       Total interest-bearing
        liabilities                    5,173,826     25,114      1.97%
                                                  ---------- ---------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits 1,764,238
   Other liabilities                      33,073
                                      -----------
       Total liabilities               6,971,137
Shareholders' equity                     589,258
                                      -----------
       Total liabilities and
        shareholders' equity          $7,560,395
                                      ===========
Taxable-equivalent net interest income              $63,745
                                                  ==========
Net interest spread                                              3.42%
                                                             =========
Taxable-equivalent net interest margin                           3.87%
                                                             =========

                                             Three Months Ended
                                               March 31, 2004
                                      --------------------------------
                                        Average    Interest   Average
                                      Outstanding  Earned/    Yield/
                                        Balance    Paid(1)     Rate
                                      ----------- ---------- ---------
Interest-earning assets:
   Loans                              $3,697,254    $49,001      5.33%
   Securities                          1,555,791     15,452      3.99
   Federal funds sold and other           74,589        189      1.02
                                      ----------- ---------- ---------
       Total interest-earning assets   5,327,634     64,642      4.88%
                                                  ---------- ---------
Less allowance for loan losses           (45,770)
                                      -----------
                                       5,281,864
Noninterest-earning assets               731,933
                                      -----------
       Total assets                   $6,013,797
                                      ===========

Interest-bearing liabilities:
   Money market and savings deposits  $1,973,198      3,208      0.65%
   Time deposits                      $1,005,189      4,862      1.95
   Repurchase agreements and other
    borrowed funds                     1,008,229      2,932      1.17
                                      ----------- ---------- ---------
       Total interest-bearing
        liabilities                    3,986,616     11,002      1.11%
                                                  ---------- ---------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits 1,491,064
   Other liabilities                      25,425
                                      -----------
       Total liabilities               5,503,105
Shareholders' equity                     510,692
                                      -----------
       Total liabilities and
        shareholders' equity          $6,013,797
                                      ===========
Taxable-equivalent net interest income              $53,640
                                                  ==========
Net interest spread                                              3.77%
                                                             =========
Taxable-equivalent net interest margin                           4.05%
                                                             =========

(1)  Taxable-equivalent rates used where applicable.


                                         Three Months Ended
                                         Q1 2005 vs Q1 2004
                              ----------------------------------------
                                        Increase (Decrease)
                                               Due to
                              ----------------------------------------
                               Volume     Rate      Days      Total
                              --------- --------- --------- ----------
Interest-earning assets:
Loans                          $13,042    $5,908     $(538)   $18,412
Securities                       3,983     1,897      (170)     5,710
Federal funds sold and other       (77)      174        (2)        95
                              --------- --------- --------- ----------

  Total increase (decrease) in
   taxable-equivalent interest
   income                       16,948     7,979      (710)    24,217
                              --------- --------- --------- ----------

Interest-bearing liabilities:
Money market and savings
 deposits                          632     3,207       (35)     3,804
Time deposits                    1,560     2,113       (53)     3,620
Repurchase agreements and
 borrowed funds                  1,362     5,358       (32)     6,688
                              --------- --------- --------- ----------
  Total increase (decrease) in
   interest expense              3,554    10,678      (120)    14,112
                              --------- --------- --------- ----------
Increase (decrease) in
 taxable-equivalent net
 interest income               $13,394   $(2,699)    $(590)   $10,105
                              ========= ========= ========= ==========

EXHIBIT II

                             Rate Volume
                       Linked Quarter Analysis
                        (dollars in thousands)
                             (unaudited)

                                             Three Months Ended
                                               March 31, 2005
                                      --------------------------------
                                        Average    Interest   Average
                                      Outstanding  Earned/    Yield/
                                        Balance    Paid(1)     Rate
                                      ----------- ---------- ---------
Interest-earning assets:
   Loans                              $4,682,570    $67,413      5.84%
   Securities                          1,957,288     21,162      4.38
   Federal funds sold and other           44,143        284      2.61
                                      ----------- ---------- ---------
       Total interest-earning assets   6,684,001     88,859      5.39%
                                                  ---------- ---------
Less allowance for loan losses           (50,663)
                                      -----------
                                       6,633,338
Noninterest-earning assets               927,057
                                      -----------
       Total assets                   $7,560,395
                                      ===========

Interest-bearing liabilities:
   Money market and savings deposits  $2,364,770      7,012      1.20%
   Time deposits                       1,329,170      8,482      2.59%
   Repurchase agreements and other
    borrowed funds                     1,479,886      9,620      2.64
                                      ----------- ---------- ---------
       Total interest-bearing
        liabilities                    5,173,826     25,114      1.97%
                                                  ---------- ---------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits 1,764,238
   Other liabilities                      33,073
                                      -----------
       Total liabilities               6,971,137
Shareholders' equity                     589,258
                                      -----------
       Total liabilities and
        shareholders' equity          $7,560,395
                                      ===========
Taxable-equivalent net interest income              $63,745
                                                  ==========
Net interest spread                                              3.42%
                                                             =========
Taxable-equivalent net interest margin                           3.87%
                                                             =========

                                             Three Months Ended
                                             December 31, 2004
                                      --------------------------------
                                        Average    Interest   Average
                                      Outstanding  Earned/    Yield/
                                        Balance    Paid(1)     Rate
                                      ----------- ---------- ---------
Interest-earning assets:
   Loans                              $4,509,677    $62,712      5.53%
   Securities                          1,981,982     21,359      4.29
   Federal funds sold and other           45,008        226      2.00
                                      ----------- ---------- ---------
       Total interest-earning assets   6,536,667     84,297      5.13%
                                                  ---------- ---------
Less allowance for loan losses           (51,673)
                                      -----------
                                       6,484,994
Noninterest-earning assets               841,702
                                      -----------
       Total assets                   $7,326,696
                                      ===========

Interest-bearing liabilities:
   Money market and savings deposits  $2,395,980      6,016      1.00%
   Time deposits                       1,262,469      7,308      2.30
   Repurchase agreements and other
    borrowed funds                     1,259,392      6,665      2.11
                                      ----------- ---------- ---------
       Total interest-bearing
        liabilities                    4,917,841     19,989      1.62%
                                                  ---------- ---------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits 1,791,695
   Other liabilities                      39,779
                                      -----------
       Total liabilities               6,749,315
Shareholders' equity                     577,381
                                      -----------
       Total liabilities and
        shareholders' equity          $7,326,696
                                      ===========
Taxable-equivalent net interest income              $64,308
                                                  ==========
Net interest spread                                              3.51%
                                                             =========
Taxable-equivalent net interest margin                           3.91%
                                                             =========

(1)  Taxable-equivalent rates used where applicable.


                                         Three Months Ended
                                         Q1 2005 vs Q4 2004
                              ----------------------------------------
                                        Increase (Decrease)
                                               Due to
                              ----------------------------------------
                               Volume     Rate      Days      Total
                              --------- --------- --------- ----------
Interest-earning assets:
Loans                           $2,425    $3,639   $(1,363)    $4,701
Securities                        (190)      457      (464)      (197)
Federal funds sold and other        (4)       67        (5)        58
                              --------- --------- --------- ----------
  Total increase (decrease) in
   taxable-equivalent interest
   income                        2,231     4,163    (1,832)     4,562
                              --------- --------- --------- ----------
Interest-bearing liabilities:
Money market and savings
 deposits                          (76)    1,203      (131)       996
Time deposits                      384       949      (159)     1,174
Repurchase agreements and
 borrowed funds                  1,152     1,948      (145)     2,955
                              --------- --------- --------- ----------
  Total increase (decrease) in
   interest expense              1,460     4,100      (435)     5,125
                              --------- --------- --------- ----------
Increase (decrease) in
 taxable-equivalent net
 interest income                  $771       $63   $(1,397)     $(563)
                              ========= ========= ========= ==========


EXHIBIT III

Southwest Bancorporation of Texas, Inc.
Consolidated Financial Information (unaudited)
Quarterly Trend Analysis
(dollars in thousands, except per share data)


                                           2003
                      -----------------------------------------------
                            2Q              3Q              4Q
                      --------------- --------------- ---------------
Balance sheet averages
----------------------
 Loans held for
  investment              $3,218,818      $3,351,647      $3,362,374
 Loans held for sale          86,001         105,064          98,777
 Investment securities     1,222,798       1,497,754       1,539,469
 Securities purchased
  under resale
  agreements                  30,000          30,000          30,000
 Fed funds sold and
  other interest-
  earning assets              66,204          90,474          39,997
                      --------------- --------------- ---------------
   Total interest-
    earning assets         4,623,821       5,074,939       5,070,617
                      --------------- --------------- ---------------
 Allowance for loan
  losses                     (39,930)        (41,469)        (42,513)
 Cash and due from
  banks                      233,126         257,010         268,099
 Goodwill                      2,590          25,471          25,647
 Core deposit
  intangibles                      -           6,327           6,509
 Other assets                290,585         287,289         338,571
                      --------------- --------------- ---------------
   Total assets           $5,110,192      $5,609,567      $5,666,930
                      =============== =============== ===============

 Noninterest-bearing
  deposits                $1,208,477      $1,342,560      $1,399,592
 Interest-bearing
  demand deposits             35,451          73,142          37,997
 Savings deposits          1,775,535       1,854,140       1,829,947
 Time deposits               964,980       1,064,502       1,023,668
                      --------------- --------------- ---------------
   Total deposits          3,984,443       4,334,344       4,291,204
 Repurchase agreements
  and other borrowed
  funds                      627,729         771,132         847,109
 Other liabilities            27,349          27,493          40,991
 Shareholders' equity        470,671         476,598         487,626
                      --------------- --------------- ---------------
   Total liabilities
    and equity            $5,110,192      $5,609,567      $5,666,930
                      =============== =============== ===============

Income statement data
----------------------
 Interest and fees on
  loans                      $46,306         $47,681         $47,176
 Interest on
  securities                  11,489          12,314          13,856
 Interest on fed funds
  sold and other
  interest-earning
  assets                         284             303             175
                      --------------- --------------- ---------------
   Total interest
    income                    58,079          60,298          61,207
                      --------------- --------------- ---------------
 Interest on deposits          9,535           9,106           8,224
 Interest on
  subordinated
  debentures                       -               -             516
 Interest on other
  borrowings                   2,050           2,105           1,957
                      --------------- --------------- ---------------
   Total interest
    expense                   11,585          11,211          10,697
                      --------------- --------------- ---------------
   Net interest income        46,494          49,087          50,510
 Provision for loan
  losses                       2,961           2,979           2,935
                      --------------- --------------- ---------------
   Net interest income
    after provision           43,533          46,108          47,575
                      --------------- --------------- ---------------
 Service charges on
  deposit accounts             9,316          10,551          10,581
 Investment services           2,430           2,489           2,498
 Other fee income              3,652           6,515           4,725
 Other operating
  income                       2,513           3,621           4,662
 Gain (loss) on sales
  of securities                1,115              31              43
                      --------------- --------------- ---------------
   Total noninterest
    income                    19,026          23,207          22,509
                      --------------- --------------- ---------------
   Total revenue              65,520          72,294          73,019
                      --------------- --------------- ---------------
 Salaries and benefits        22,341          25,975          26,473
 Occupancy expenses            6,885           8,006           8,299
 Other expenses               10,241          15,495          11,930
                      --------------- --------------- ---------------
   Total noninterest
    expenses                  39,467          49,476          46,702
                      --------------- --------------- ---------------
   Income before
    income taxes              23,092          19,839          23,382
 Provision for income
  taxes                        7,129           6,459           7,071
                      --------------- --------------- ---------------
   Net income                $15,963         $13,380         $16,311
                      =============== =============== ===============
   Basic earnings per
    common share               $0.24           $0.20           $0.24
                      =============== =============== ===============
   Diluted earnings
    per common share           $0.23           $0.19           $0.23
                      =============== =============== ===============
   Dividends per
    common share                   -           $0.02           $0.03
                      =============== =============== ===============

   Period end # of
    shares outstanding        68,114          68,362          68,428
   Weighted avg # of
    shares outstanding
    (incl CSE's)              69,456          70,008          70,190

Nonperforming assets
----------------------
 Nonaccrual loans            $14,609         $14,173         $11,443
 Accruing loans 90 or
  more days past due           4,308             983           1,299
 Restructured loans                -               -               -
 ORE and OLRA                  3,398           3,688           4,248
                      --------------- --------------- ---------------
   Total nonperforming
    assets                   $22,315         $18,844         $16,990
                      =============== =============== ===============

Changes in allowance
 for credit losses
----------------------
 Allowance for loan
  losses - beginning
  of period                  $37,236         $37,412         $39,803
 Provision for loan
  losses                       2,961           2,979           2,935
 Charge-offs                  (3,054)         (2,157)         (1,735)
 Recoveries                      269             143             608
 Allowance acquired
  through mergers and
  acquisitions                     -           1,426               -
                      --------------- --------------- ---------------
 Allowance for loan
  losses - end of
  period                      37,412          39,803          41,611
                      --------------- --------------- ---------------

 Reserve for unfunded
  lending commitments
  - beginning of
  period                       1,272           1,311           1,332
 Provision for
  unfunded lending
  commitments                     39              21              65
                      --------------- --------------- ---------------
 Reserve for unfunded
  lending commitments
  - end of period              1,311           1,332           1,397
                      --------------- --------------- ---------------
 Allowance for credit
  losses                     $38,723         $41,135         $43,008
                      =============== =============== ===============
Ratios
----------------------
 Return on average
  assets                        1.25%           0.95%           1.14%
 Return on average
  common shareholders'
  equity                       13.60%          11.14%          13.27%
 Tier 1 leverage ratio          9.06%           8.06%           9.15%
 Total capital to risk
  weighted assets              11.61%          11.02%          11.90%
 Taxable-equivalent
  yield on interest-
  earning assets                5.11%           4.79%           4.86%
 Cost of funds with
  demand accounts               1.01%           0.87%           0.83%
 Taxable-equivalent
  net interest margin           4.11%           3.91%           4.03%
 Taxable-equivalent
  efficiency ratio             60.47%          66.60%          62.25%
 Demand deposits to
  total deposits               30.33%          30.97%          32.62%
 Noninterest income to
  total income                 29.04%          32.10%          30.83%
 Noninterest expense
  to average interest-
  earning assets                3.42%           3.87%           3.65%
 Operating leverage           $1,255         $(3,235)         $3,499
 Nonperforming assets
  to loans and other
  real estate                   0.68%           0.57%           0.49%
 Net charge-offs
  (recoveries) to
  average loans                 0.35%           0.24%           0.13%
 Allowance for credit
  losses to total
  loans                         1.18%           1.24%           1.23%
 Allowance for loan
  losses to
  nonperforming loans         197.77%         262.62%         326.57%

Common stock
 performance
----------------------
 Market value of stock
  - Close                    $16.255         $18.245         $19.425
 Market value of stock
  - High                     $17.975         $19.225         $19.645
 Market value of stock
  - Low                      $14.825         $16.025         $17.600
 Book value of stock           $7.05           $7.03           $7.29
 Market/book value of
  stock                          231%            259%            266%
 Price/earnings ratio             18              21              22

Other data
----------------------
 EOP Employees  - full
  time equivalent              1,556           1,728           1,760

Period end balances
----------------------
 Loans held for
  investment              $3,277,684      $3,328,827      $3,491,673
 Loans held for sale          91,757         100,366          96,899
 Investment securities     1,303,613       1,507,504       1,549,398
 Securities purchased
  under resale
  agreements                  30,000          30,000          30,000
 Fed funds sold and
  other interest-
  earning assets             244,117          88,592          64,908
                      --------------- --------------- ---------------
   Total interest-
    earning assets         4,947,171       5,055,289       5,232,878
                      --------------- --------------- ---------------
 Allowance for loan
  losses                     (37,412)        (39,803)        (41,611)
 Cash and due from
  banks                      270,711         286,417         390,890
 Goodwill                      2,590          25,647          25,647
 Core deposit
  intangibles                      -           6,858           6,185
 Other assets                260,383         330,434         333,144
                      --------------- --------------- ---------------
   Total assets           $5,443,443      $5,664,842      $5,947,133
                      =============== =============== ===============

 Noninterest-bearing
  demand deposits         $1,343,749      $1,341,277      $1,513,038
 Interest-bearing
  demand deposits             31,479          40,496          43,452
 Savings deposits          1,766,818       1,875,665       1,840,814
 Time deposits               997,407       1,051,815       1,005,935
                      --------------- --------------- ---------------
   Total deposits          4,139,453       4,309,253       4,403,239
 Repurchase agreements
  and other borrowed
  funds                      789,993         842,644       1,016,930
 Other liabilities            34,081          32,041          27,643
 Minority interest                 -               -               -
 Shareholders' equity        479,916         480,904         499,321
                      --------------- --------------- ---------------
   Total liabilities
    and equity            $5,443,443      $5,664,842      $5,947,133
                      =============== =============== ===============

                                           2004
                      -----------------------------------------------
                          1Q          2Q          3Q          4Q
                      ----------- ----------- ----------- -----------
Balance sheet averages
----------------------
 Loans held for
  investment          $3,601,637  $3,768,629  $4,027,343  $4,411,499
 Loans held for sale      95,617     104,545      96,119      98,178
 Investment securities 1,555,791   1,628,789   1,691,472   1,981,982
 Securities purchased
  under resale
  agreements              23,077           -       2,435           -
 Fed funds sold and
  other interest-
  earning assets          51,512      42,375      50,138      45,008
                      ----------- ----------- ----------- -----------
   Total interest-
    earning assets     5,327,634   5,544,338   5,867,507   6,536,667
                      ----------- ----------- ----------- -----------
 Allowance for loan
  losses                 (45,770)    (49,658)    (49,422)    (51,673)
 Cash and due from
  banks                  323,517     266,082     251,686     278,580
 Goodwill                 45,689      55,077      54,998     151,936
 Core deposit
  intangibles              7,934      11,149      10,240      28,734
 Other assets            354,793     354,592     355,606     382,452
                      ----------- ----------- ----------- -----------
   Total assets       $6,013,797  $6,181,580  $6,490,615  $7,326,696
                      =========== =========== =========== ===========

 Noninterest-bearing
  deposits            $1,491,064  $1,574,075  $1,587,990  $1,791,695
 Interest-bearing
  demand deposits         60,359      71,089      71,430     121,927
 Savings deposits      1,912,839   1,981,168   2,012,963   2,274,053
 Time deposits         1,005,189   1,065,937   1,088,302   1,262,469
                      ----------- ----------- ----------- -----------
   Total deposits      4,469,451   4,692,269   4,760,685   5,450,144
 Repurchase agreements
  and other borrowed
  funds                1,008,229     940,165   1,173,762   1,259,392
 Other liabilities        25,425      33,824      27,246      39,779
 Shareholders' equity    510,692     515,322     528,922     577,381
                      ----------- ----------- ----------- -----------
   Total liabilities
    and equity        $6,013,797  $6,181,580  $6,490,615  $7,326,696
                      =========== =========== =========== ===========

Income statement data
----------------------
 Interest and fees on
  loans                  $48,862     $50,488     $55,282     $62,508
 Interest on
  securities              14,549      14,678      16,143      19,993
 Interest on fed funds
  sold and other
  interest-earning
  assets                     189         119         192         226
                      ----------- ----------- ----------- -----------
   Total interest
    income                63,600      65,285      71,617      82,727
                      ----------- ----------- ----------- -----------
 Interest on deposits      8,070       8,408      10,028      13,324
 Interest on
  subordinated
  debentures                 545         550         698       1,767
 Interest on other
  borrowings               2,387       2,110       3,892       4,898
                      ----------- ----------- ----------- -----------
   Total interest
    expense               11,002      11,068      14,618      19,989
                      ----------- ----------- ----------- -----------
   Net interest income    52,598      54,217      56,999      62,738
 Provision for loan
  losses                   1,909       2,923       2,878       2,502
                      ----------- ----------- ----------- -----------
   Net interest income
    after provision       50,689      51,294      54,121      60,236
                      ----------- ----------- ----------- -----------
 Service charges on
  deposit accounts        11,040      11,190      11,184      12,931
 Investment services       2,970       2,885       3,164       3,663
 Other fee income          4,803       5,070       5,907       6,942
 Other operating
  income                   3,049       3,394       5,115       3,210
 Gain (loss) on sales
  of securities               26         (25)        (46)         33
                      ----------- ----------- ----------- -----------
   Total noninterest
    income                21,888      22,514      25,324      26,779
                      ----------- ----------- ----------- -----------
   Total revenue          74,486      76,731      82,323      89,517
                      ----------- ----------- ----------- -----------
 Salaries and benefits    27,981      28,458      28,828      32,602
 Occupancy expenses        8,258       8,887       9,395      11,117
 Other expenses           13,862      12,884      14,060      20,279
                      ----------- ----------- ----------- -----------
   Total noninterest
    expenses              50,101      50,229      52,283      63,998
                      ----------- ----------- ----------- -----------
   Income before
    income taxes          22,476      23,579      27,162      23,017
 Provision for income
  taxes                    7,189       7,358       7,496       5,648
                      ----------- ----------- ----------- -----------
   Net income            $15,287     $16,221     $19,666     $17,369
                      =========== =========== =========== ===========
   Basic earnings per
    common share           $0.22       $0.24       $0.28       $0.25
                      =========== =========== =========== ===========
   Diluted earnings
    per common share       $0.22       $0.23       $0.28       $0.24
                      =========== =========== =========== ===========
   Dividends per
    common share           $0.03       $0.03       $0.03       $0.03
                      =========== =========== =========== ===========

   Period end # of
    shares outstanding    68,612      69,068      69,154      70,096
   Weighted avg # of
    shares outstanding
    (incl CSE's)          70,282      70,528      70,830      71,906

Nonperforming assets
----------------------
 Nonaccrual loans        $17,671     $10,668     $11,370     $14,174
 Accruing loans 90 or
  more days past due       3,044       1,805         845       2,052
 Restructured loans            -           -           -           -
 ORE and OLRA              4,722      11,461       8,076       8,887
                      ----------- ----------- ----------- -----------
   Total nonperforming
    assets               $25,437     $23,934     $20,291     $25,113
                      =========== =========== =========== ===========

Changes in allowance
 for credit losses
----------------------
 Allowance for loan
  losses - beginning
  of period              $41,611     $46,583     $45,927     $47,516
 Provision for loan
  losses                   1,909       2,923       2,878       2,502
 Charge-offs              (1,382)     (3,748)     (1,666)     (2,236)
 Recoveries                2,329         169         377         272
 Allowance acquired
  through mergers and
  acquisitions             2,116           -           -       1,354
                      ----------- ----------- ----------- -----------
 Allowance for loan
  losses - end of
  period                  46,583      45,927      47,516      49,408
                      ----------- ----------- ----------- -----------

 Reserve for unfunded
  lending commitments
  - beginning of
  period                   1,397       1,488       1,565       1,687
 Provision for
  unfunded lending
  commitments                 91          77         122         164
                      ----------- ----------- ----------- -----------
 Reserve for unfunded
  lending commitments
  - end of period          1,488       1,565       1,687       1,851
                      ----------- ----------- ----------- -----------
 Allowance for credit
  losses                 $48,071     $47,492     $49,203     $51,259
                      =========== =========== =========== ===========
Ratios
----------------------
 Return on average
  assets                    1.02%       1.06%       1.21%       0.94%
 Return on average
  common shareholders'
  equity                   12.04%      12.66%      14.79%      11.97%
 Tier 1 leverage ratio      8.35%       8.45%       8.90%       7.82%
 Total capital to risk
  weighted assets          10.76%      10.39%      12.05%      11.02%
 Taxable-equivalent
  yield on interest-
  earning assets            4.88%       4.84%       4.96%       5.13%
 Cost of funds with
  demand accounts           0.81%       0.79%       0.98%       1.19%
 Taxable-equivalent
  net interest margin       4.05%       4.03%       3.97%       3.91%
 Taxable-equivalent
  efficiency ratio         65.16%      62.98%      61.36%      67.83%
 Demand deposits to
  total deposits           33.36%      33.55%      33.36%      32.87%
 Noninterest income to
  total income             29.39%      29.34%      30.76%      29.91%
 Noninterest expense
  to average interest-
  earning assets            3.78%       3.64%       3.54%       3.89%
 Operating leverage      $(1,932)     $2,117      $3,538     $(4,521)
 Nonperforming assets
  to loans and other
  real estate               0.68%       0.61%       0.49%       0.55%
 Net charge-offs
  (recoveries) to
  average loans           (0.11)%       0.38%       0.13%       0.18%
 Allowance for credit
  losses to total
  loans                     1.29%       1.21%       1.19%       1.11%
 Allowance for loan
  losses to
  nonperforming loans     224.88%     368.21%     389.00%     304.50%

Common stock
 performance
----------------------
 Market value of stock
  - Close                $18.865     $22.060     $20.140     $23.290
 Market value of stock
  - High                 $19.955     $22.085     $22.055     $25.010
 Market value of stock
  - Low                  $18.425     $18.605     $19.500     $20.050
 Book value of stock       $7.63       $7.39       $7.95       $8.28
 Market/book value of
  stock                      247%        299%        253%        281%
 Price/earnings ratio         22          25          21          24

Other data
----------------------
 EOP Employees  - full
  time equivalent          1,839       1,830       1,832       2,126

Period end balances
----------------------
 Loans held for
  investment          $3,720,950  $3,912,212  $4,134,125  $4,539,578
 Loans held for sale     101,944      97,929      96,022     107,404
 Investment securities 1,576,977   1,624,540   1,702,393   1,985,237
 Securities purchased
  under resale
  agreements                   -           -           -           -
 Fed funds sold and
  other interest-
  earning assets          52,678      45,612      75,848      14,417
                      ----------- ----------- ----------- -----------
   Total interest-
    earning assets     5,452,549   5,680,293   6,008,388   6,646,636
                      ----------- ----------- ----------- -----------
 Allowance for loan
  losses                 (46,583)    (45,927)    (47,516)    (49,408)
 Cash and due from
  banks                  290,796     270,551     246,002     327,558
 Goodwill                 55,094      54,998      54,998     149,846
 Core deposit
  intangibles             11,661      10,653       9,855      27,246
 Other assets            352,189     390,958     363,330     403,725
                      ----------- ----------- ----------- -----------
   Total assets       $6,115,706  $6,361,526  $6,635,057  $7,505,603
                      =========== =========== =========== ===========

 Noninterest-bearing
  demand deposits     $1,625,647  $1,622,348  $1,593,652  $1,871,228
 Interest-bearing
  demand deposits         72,009      62,316      69,531     135,003
 Savings deposits      1,985,622   1,998,375   2,010,178   2,297,217
 Time deposits         1,019,666   1,097,130   1,131,101   1,316,595
                      ----------- ----------- ----------- -----------
   Total deposits      4,702,944   4,780,169   4,804,462   5,620,043
 Repurchase agreements
  and other borrowed
  funds                  854,005   1,031,866   1,253,242   1,267,864
 Other liabilities        35,526      39,311      27,568      37,282
 Minority interest             -           -           -           -
 Shareholders' equity    523,231     510,180     549,785     580,414
                      ----------- ----------- ----------- -----------
   Total liabilities
    and equity        $6,115,706  $6,361,526  $6,635,057  $7,505,603
                      =========== =========== =========== ===========

                            2005
                      ------------------
                              1Q
                      ------------------
Balance sheet averages
----------------------
 Loans held for
  investment                 $4,578,891
 Loans held for sale            103,679
 Investment securities        1,957,288
 Securities purchased
  under resale
  agreements                          -
 Fed funds sold and
  other interest-
  earning assets                 44,143
                      ------------------
   Total interest-
    earning assets            6,684,001
                      ------------------
 Allowance for loan
  losses                        (50,663)
 Cash and due from
  banks                         321,832
 Goodwill                       149,863
 Core deposit
  intangibles                    26,119
 Other assets                   429,243
                      ------------------
   Total assets              $7,560,395
                      ==================

 Noninterest-bearing
  deposits                   $1,764,238
 Interest-bearing
  demand deposits               110,646
 Savings deposits             2,254,124
 Time deposits                1,329,170
                      ------------------
   Total deposits             5,458,178
 Repurchase agreements
  and other borrowed
  funds                       1,479,886
 Other liabilities               33,073
 Shareholders' equity           589,258
                      ------------------
   Total liabilities
    and equity               $7,560,395
                      ==================

Income statement data
----------------------
 Interest and fees on
  loans                         $67,200
 Interest on
  securities                     19,830
 Interest on fed funds
  sold and other
  interest-earning
  assets                            284
                      ------------------
   Total interest
    income                       87,314
                      ------------------
 Interest on deposits            15,494
 Interest on
  subordinated
  debentures                      2,516
 Interest on other
  borrowings                      7,104
                      ------------------
   Total interest
    expense                      25,114
                      ------------------
   Net interest income           62,200
 Provision for loan
  losses                          3,100
                      ------------------
   Net interest income
    after provision              59,100
                      ------------------
 Service charges on
  deposit accounts               11,347
 Investment services              3,605
 Other fee income                 7,335
 Other operating
  income                          6,482
 Gain (loss) on sales
  of securities                       2
                      ------------------
   Total noninterest
    income                       28,771
                      ------------------
   Total revenue                 90,971
                      ------------------
 Salaries and benefits           34,729
 Occupancy expenses              10,605
 Other expenses                  18,839
                      ------------------
   Total noninterest
    expenses                     64,173
                      ------------------
   Income before
    income taxes                 23,698
 Provision for income
  taxes                           6,754
                      ------------------
   Net income                   $16,944
                      ==================
   Basic earnings per
    common share                  $0.24
                      ==================
   Diluted earnings
    per common share              $0.24
                      ==================
   Dividends per
    common share                  $0.03
                      ==================

   Period end # of
    shares outstanding           70,194
   Weighted avg # of
    shares outstanding
    (incl CSE's)                 71,644

Nonperforming assets
----------------------
 Nonaccrual loans               $12,421
 Accruing loans 90 or
  more days past due              1,312
 Restructured loans                   -
 ORE and OLRA                     8,378
                      ------------------
   Total nonperforming
    assets                      $22,111
                      ==================

Changes in allowance
 for credit losses
----------------------
 Allowance for loan
  losses - beginning
  of period                     $49,408
 Provision for loan
  losses                          3,100
 Charge-offs                     (4,527)
 Recoveries                       1,310
 Allowance acquired
  through mergers and
  acquisitions                        -
                      ------------------
 Allowance for loan
  losses - end of
  period                         49,291
                      ------------------

 Reserve for unfunded
  lending commitments
  - beginning of
  period                          1,851
 Provision for
  unfunded lending
  commitments                        54
                      ------------------
 Reserve for unfunded
  lending commitments
  - end of period                 1,905
                      ------------------
 Allowance for credit
  losses                        $51,196
                      ==================
Ratios
----------------------
 Return on average
  assets                           0.91%
 Return on average
  common shareholders'
  equity                          11.66%
 Tier 1 leverage ratio             7.80%
 Total capital to risk
  weighted assets                 11.22%(a)
 Taxable-equivalent
  yield on interest-
  earning assets                   5.39%
 Cost of funds with
  demand accounts                  1.47%
 Taxable-equivalent
  net interest margin              3.87%
 Taxable-equivalent
  efficiency ratio                66.94%
 Demand deposits to
  total deposits                  32.32%
 Noninterest income to
  total income                    31.63%
 Noninterest expense
  to average interest-
  earning assets                   3.89%
 Operating leverage              $1,279
 Nonperforming assets
  to loans and other
  real estate                      0.48%
 Net charge-offs
  (recoveries) to
  average loans                    0.28%
 Allowance for credit
  losses to total
  loans                            1.09%
 Allowance for loan
  losses to
  nonperforming loans            358.92%

Common stock
 performance
----------------------
 Market value of stock
  - Close                       $18.350
 Market value of stock
  - High                        $23.690
 Market value of stock
  - Low                         $18.020
 Book value of stock              $8.22
 Market/book value of
  stock                             223%
 Price/earnings ratio                19

Other data
----------------------
 EOP Employees  - full
  time equivalent                 2,133

Period end balances
----------------------
 Loans held for
  investment                 $4,605,813
 Loans held for sale            110,239
 Investment securities        1,919,265
 Securities purchased
  under resale
  agreements                          -
 Fed funds sold and
  other interest-
  earning assets                 63,367
                      ------------------
   Total interest-
    earning assets            6,698,684
                      ------------------
 Allowance for loan
  losses                        (49,291)
 Cash and due from
  banks                         274,842
 Goodwill                       150,042
 Core deposit
  intangibles                    24,998
 Other assets                   460,233
                      ------------------
   Total assets              $7,559,508
                      ==================

 Noninterest-bearing
  demand deposits            $1,751,106
 Interest-bearing
  demand deposits               114,570
 Savings deposits             2,227,186
 Time deposits                1,712,845
                      ------------------
   Total deposits             5,805,707
 Repurchase agreements
  and other borrowed
  funds                       1,138,460
 Other liabilities               38,153
 Minority interest                    -
 Shareholders' equity           577,188
                      ------------------
   Total liabilities
    and equity               $7,559,508
                      ==================

(a) Estimated


EXHIBIT IV

Southwest Bancorporation of Texas, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(dollars in thousands, except per share data)

                                      1Q 04       4Q 04       1Q 05
                                   ----------- ----------- -----------
NET INCOME
-----------------------------
Net income (GAAP)              A      $15,287     $17,369     $16,944
Merger-related expenses,
 after tax (GAAP)                         989       1,076         462
Name change expenses, after
 tax  (GAAP)                                -         327       1,400
Gain on sale of the PULSE
 network, after tax (GAAP)                  -           -        (561)
Gain on sale of drive-through
 facility, after tax (GAAP)                 -           -        (771)
                                   ----------- ----------- -----------
Net income, before merger-
 related and name change
 expenses and gains
 on sales of PULSE network
 and drive-through facility,
 after tax                     B       16,276      18,772      17,474
Intangible amortization
 expense, after tax (GAAP)                587       1,454       1,461
                                   ----------- ----------- -----------
Net income, before merger-
 related and name change
 expenses, gains on sales
 of PULSE network and drive-
 through facility and
 intangible amortization
 expense, after tax            C      $16,863     $20,226     $18,935
                                   =========== =========== ===========

EARNINGS PER SHARE
-----------------------------
Diluted earnings per common
 share (GAAP)                 A/P       $0.22       $0.24       $0.24
Merger-related expenses,
 after tax (GAAP)                        0.01        0.01        0.01
Name change expenses, after
 tax  (GAAP)                                -        0.01        0.02
Gain on sale of the PULSE
 network, after tax (GAAP)                  -           -       (0.01)
Gain on sale of drive-through
 facility, after tax (GAAP)                 -           -       (0.01)
                                   ----------- ----------- -----------
Diluted earnings per common
 share, before merger-related
 and name change expenses and
 gains on sale of PULSE network
 and drive-through facility,
 after tax                    B/R        0.23        0.26        0.24
Intangible amortization
 expense, after tax (GAAP)               0.01        0.02        0.02
                                   ----------- ----------- -----------
Diluted earnings per common
 share, before merger-related
 and name change expenses,
 gains on sales of PULSE
 network and drive-through
 facility and intangible
 amortization expense,
 after tax                    C/R       $0.24       $0.28       $0.26
                                   =========== =========== ===========

RETURN ON AVERAGE ASSETS
-----------------------------
Average assets (GAAP)          D   $6,013,797  $7,326,696  $7,560,395
Average intangible assets
 (GAAP)                               (53,623)   (180,670)   (175,982)
                                   ----------- ----------- -----------
Average tangible assets
 (GAAP)                        E   $5,960,174  $7,146,026  $7,384,413
                                   =========== =========== ===========

Average assets (GAAP)              $6,013,797  $7,326,696  $7,560,395
Merger-related expenses
 (GAAP)                                   247       1,292          61
Name change expenses (GAAP)                 -          92         378
Gain on sale of the PULSE
 network (GAAP)                             -           -        (287)
Gain on sale of drive-through
 facility (GAAP)                            -           -        (274)
                                   ----------- ----------- -----------
Average assets, before
 merger-related and name
 change expenses and gains
 on sales of PULSE network
 and drive-through
 facility                      F    6,014,044   7,328,080   7,560,273
Average intangible assets
 (GAAP)                               (53,623)   (180,670)   (175,982)
                                   ----------- ----------- -----------
Average tangible assets,
 before merger-related and
 name change expenses
 and gains on sales of PULSE
 network and drive-through
 facility                      G   $5,960,421  $7,147,410  $7,384,291
                                   =========== =========== ===========

Return on average assets
 GAAP                         A/D        1.02%       0.94%       0.91%
 Before merger-related and
  name change expenses and
  gains on sales of PULSE
  network and drive-through
  facility                    B/F        1.09%       1.02%       0.94%
Return on average tangible
 assets
 GAAP                         A/E        1.03%       0.97%       0.93%
 Before merger-related and
  name change expenses, gains
  on sales of PULSE network
  and drive-through facility,
  and intangible amortization C/G        1.14%       1.13%       1.04%

RETURN ON AVERAGE COMMON
 SHAREHOLDERS' EQUITY
-----------------------------
Average common shareholders'
 equity (GAAP)                 H     $510,692    $577,381    $589,258
Merger-related expenses
 (GAAP)                                   247       1,292          61
Name change expenses (GAAP)                 -          92         378
Gain on sale of the PULSE
 network (GAAP)                             -           -        (287)
Gain on sale of drive-through
 facility (GAAP)                            -           -        (274)
                                   ----------- ----------- -----------
Average common shareholders'
 equity, before merger-
 related and name change
 expenses and gains on sales
 of PULSE network and
 drive-through facility        I      510,939     578,765     589,136
Average intangible assets
 (GAAP)                        J      (53,623)   (180,670)   (175,982)
                                   ----------- ----------- -----------
Average common shareholders'
 equity, before merger-
 related and name change
 expenses, gains on sales
 of PULSE network and
 drive-through facility, and
 average intangible assets     K     $457,316    $398,095    $413,154
                                   =========== =========== ===========

Return on average common
 shareholders' equity
 GAAP                         A/H       12.04%      11.97%      11.66%
 Before merger-related and
  name change expenses and
  gains on sales of PULSE
  network and drive-through
  facility                    B/I       12.81%      12.90%      12.03%
Return on average tangible
 common shareholders' equity
 GAAP                         A/H+J     13.45%      17.42%      16.63%
 Before merger-related and
  name change expenses, gains
  on sales of PULSE network
  and drive-through facility,
  and intangible amortization C/K       14.83%      20.21%      18.59%

OVERHEAD EFFICIENCY RATIOS
-----------------------------
Noninterest expense (GAAP)            $50,101     $63,998     $64,173
Intangible amortization
 expense (GAAP)                           903       2,237       2,248
                                   ----------- ----------- -----------
Noninterest expense, before
 intangible amortization
 expense                       L       49,198      61,761      61,925
Merger-related expenses
 (GAAP)                                 1,522       1,655         711
Name change expenses (GAAP)                 -         503       2,154
                                   ----------- ----------- -----------
Noninterest expenses, before
 intangible amortization
 expense, merger-related
 and name change expenses      M      $47,676     $59,603     $59,060
                                   =========== =========== ===========

Net interest income (GAAP)            $52,598     $62,738     $62,200
Taxable-equivalent adjustment           1,042       1,570       1,545
                                   ----------- ----------- -----------
Taxable-equivalent net
 interest income                       53,640      64,308      63,745
Noninterest income, excluding
 gain (loss) on sale of
 securities (GAAP)                     21,862      26,746      28,769
                                   ----------- ----------- -----------
Taxable-equivalent total
 revenue                       N       75,502      91,054      92,514
Gain on sale of the PULSE
 network (GAAP)                             -           -        (863)
Gain on sale of drive-through
 facility (GAAP)                            -           -      (1,186)
                                   ----------- ----------- -----------
Taxable-equivalent total
 revenue, before gains on
 sales of the PULSE network
 and drive-through facility    O      $75,502     $91,054     $90,465
                                   =========== =========== ===========

Overhead efficiency ratios
 Before intangible
  amortization expense        L/N       65.16%      67.83%      66.94%
 Before intangible
  amortization expense,
  merger-related and name
  change expenses, and gains
  on sales of PULSE network
  and drive-through
  facility                    M/O       63.15%      65.46%      65.28%

SUBORDINATED DEBENTURES
 INTEREST EXPENSE ANALYSIS
-----------------------------
Interest on debentures (GAAP)  P         $545      $1,768      $2,516
Average interest-earning
 assets (GAAP)                 Q    5,327,634   6,536,667   6,684,001
Estimated impact on taxable-
 equivalent net interest
 margin                       P/Q        0.04%       0.11%       0.15%
Taxable-equivalent net
 interest margin, as reported            4.05%       3.91%       3.87%

WEIGHTED AVERAGE # OF SHARES
 OUTSTANDING
-----------------------------
 Weighted average # of shares
  outstanding (incl CSEs)      R       70,282      71,906      71,644

Note: Earnings per share information may contain rounding differences.


    CONTACT: Amegy Bank N.A.
             Randy Meyer, 713-235-8832
             randy.meyer@amegybank.com
             or
             Sarah Peterson, 713-232-1115
             sarah.peterson@amegybank.com